UNITED INTERNATIONAL HOLDINGS, INC.

                 Firstar Bank of Minnesota, N.A., as Depositary


                                       AND


                        THE HOLDERS FROM TIME TO TIME OF
                    THE DEPOSITARY RECEIPTS DESCRIBED HEREIN





                                DEPOSIT AGREEMENT
                                       FOR
            7% SERIES C SENIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK






                            Dated as of July 6, 1999


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
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                                            TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I         Definitions.........................................................................  1

ARTICLE II        Book-Entry,  Form of Receipts,  Deposit of Preferred  Stock,  Execution and Delivery,
                  Transfer, Surrender and Redemption of Receipts .....................................  3

                  Section 2.1    Book-Entry Form; Form and Transfer of Receipts.......................  3
                  Section 2.2    Deposit of Preferred Stock; Execution and Delivery of
                                 Receipts in Respect Thereof..........................................  5
                  Section 2.3    Redemption and Conversion of Preferred Stock.........................  7
                  Section 2.4    Registration of Transfer of Receipts................................. 11
                  Section 2.5    Surrender of Receipts and Withdrawal of Preferred Stock.............. 11
                  Section 2.6    Limitations on Execution and Delivery, Transfer,
                                 Surrender and Exchange of Receipts................................... 13
                  Section 2.7    Lost Receipts, etc................................................... 13
                  Section 2.8    Cancellation and Destruction of Surrendered
                                 Receipts............................................................. 13
                  Section 2.9    Interchangeability of Book-Entry Receipts and
                                 Receipts in Physical, Certificated Form.............................. 14

ARTICLE III       Certain Obligations of Holders of Receipts and the Company.......................... 14

                  Section 3.1    Filing Proofs, Certificates and Other Information.................... 14
                  Section 3.2    Payment of Taxes or Other Governmental Charges....................... 15
                  Section 3.3    Warranty as to Preferred Stock....................................... 15

ARTICLE IV        The Deposited Securities; Notices................................................... 15

                  Section 4.1    Cash and Common Stock Distributions.................................. 15
                  Section 4.2    Distributions Other than Cash, Rights, Preferences
                                 or Privileges........................................................ 16
                  Section 4.3    Subscription Rights, Preferences or Privileges....................... 17
                  Section 4.4    Notice of Dividends, etc.; Fixing of Record Date
                                 for Holders of Receipts.............................................. 18
                  Section 4.5    Voting Rights........................................................ 18
                  Section 4.6    Inspection of Reports................................................ 19
                  Section 4.7    Lists of Receipt Holders............................................. 19
                  Section 4.8    Tax and Regulatory Compliance........................................ 19
                  Section 4.9    Withholding.......................................................... 19

                                                        i
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ARTICLE V         The Depositary, the Depositary's Agents, the Registrar
                  and the Company..................................................................... 20

                  Section 5.1    Maintenance of Offices, Agencies and Transfer Books
                                 by the Depositary; Registrar......................................... 20
                  Section 5.2    Prevention of or Delay in Performance by the Depositary, the
                                 Depositary's Agents, the Registrar or the Company.................... 21
                  Section 5.3    Obligations of the Depositary, the Depositary's
                                 Agents, the Registrar and the Company................................ 21
                  Section 5.4    Resignation and Removal of the Depositary;
                                 Appointment of Successor Depositary.................................. 23
                  Section 5.5    Corporate Notices and Reports........................................ 24
                  Section 5.6    Indemnification by the Company....................................... 24
                  Section 5.7    Charges and Expenses................................................. 24

ARTICLE VI        Amendment and Termination........................................................... 25

                  Section 6.1    Amendment............................................................ 25
                  Section 6.2    Termination.......................................................... 25

ARTICLE VII       Miscellaneous....................................................................... 26

                  Section 7.1    Counterparts......................................................... 26
                  Section 7.2    Exclusive Benefit of Parties......................................... 27
                  Section 7.3    Invalidity of Provisions............................................. 27
                  Section 7.4    Notices.............................................................. 27
                  Section 7.5    Depositary's Agents.................................................. 28
                  Section 7.6    Holders of Receipts are Parties...................................... 28
                  Section 7.7    Governing Law........................................................ 28
                  Section 7.8    Inspection of Deposit Agreement...................................... 28
                  Section 7.9    Headings............................................................. 28


                                DEPOSIT AGREEMENT

     DEPOSIT AGREEMENT dated as of July 6, 1999, among United International Holdings, Inc., a Delaware corporation doing business as UnitedGlobalCom (the "Company"), Firstar Bank of Minnesota, N.A., as Depositary, and the holders from time to time of the Receipts (as hereinafter defined) issued hereunder.

     WHEREAS, it is desired to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of shares of the Preferred Stock (as hereinafter defined) of the Company with the Depositary for the purposes set forth in this Deposit Agreement and for the issuance hereunder of Receipts evidencing Depositary Shares (as hereinafter defined) in respect of the Preferred Stock so deposited; and

     WHEREAS, the Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     The following definitions shall for all purposes, unless otherwise indicated, apply to the respective terms used in this Deposit Agreement. Terms not otherwise defined herein shall be given the meaning assigned to such terms in the Certificate.

     "Beneficial Owner" shall have the meaning set forth in Section 2.1 hereof.

     "Certificate" shall mean the Certificate of Designation filed with the Secretary of State of the State of Delaware establishing the Preferred Stock as a series of preferred stock of the Company designated as 7% Series C Senior Cumulative Convertible Preferred Stock."

     "Common Stock" shall mean the Company's Class A Common Stock, par value $0.01 per share, or any security into which such Common Stock may be converted.

     "Company" shall mean United International Holdings, Inc., a Delaware corporation, and its successors.

     "Deposit Agreement" shall mean this Deposit Agreement, as amended, modified or supplemented from time to time.

     "Depositary" shall mean Firstar Bank of Minnesota, N.A., and any successor as Depositary hereunder.

     "Depositary Shares" shall mean Depositary Shares, each representing ownership of one-twentieth of a share of the Preferred Stock deposited with the Depositary under this Deposit Agreement, all as evidenced by a Receipt. Subject to the terms of this Deposit Agreement, each owner of a Depositary Share is entitled, in proportion to the applicable fraction of a share of Preferred Stock represented by such Depositary Share, to all the rights, preferences and privileges of the Preferred Stock represented by such Depositary Share, including dividend, voting, redemption, conversion and liquidation rights and subject, proportionately, to all of the limitations of the Preferred Stock represented thereby, contained in the Certificate, and to the benefits of all obligations of the Company under the Certificate.

     "Depositary's Agent" shall mean any agent appointed by the Depositary pursuant to Section 7.5.

     "Depositary's Office" shall mean the corporate trust office of the Depositary in New York, New York, at which at any particular time its depositary receipt business shall be administered.

     "DTC" shall have the meaning set forth in Section 2.1.

     "DTC Receipt" shall have the meaning set forth in Section 2.1.

     "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President of the Company and delivered to the Depositary.

     "Preferred Stock" shall mean the Company's 7% Series C Senior Cumulative Convertible Preferred Stock, par value $0.01 per share.

     "Receipt" shall mean one of the Depositary Receipts issued hereunder by the Depositary, whether in definitive or temporary form, evidencing interests held in Depositary Shares, in substantially the form set forth in Exhibit A hereto.

Wherein the context requires, the term "Receipt" shall be deemed to include the DTC Receipt.

     "Record Holder" as applied to a Receipt shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

     "Redemption Date" shall have the meaning specified in Section 2.3(a).

     "Securities Act" shall mean the Securities Act of 1933, as amended.


                                   ARTICLE II

       Book-Entry, Form of Receipts, Deposit of Preferred Stock, Execution and Delivery, Transfer, Surrender and Redemption of Receipts

     Section 2.1 BOOK-ENTRY FORM; FORM AND TRANSFER OF RECEIPTS. The Company and the Depositary shall make application to The Depository Trust Company ("DTC") for acceptance of all or a portion of the Receipts for its book-entry settlement system. The Company hereby appoints the Depositary acting through any authorized officer thereof as its attorney-in-fact, with full power to delegate, for purposes of executing any agreements, certifications or other instruments or documents necessary or desirable in order to effect the acceptance of such Receipts for DTC eligibility, including, but not limited to, a letter of representations, in form satisfactory to the Company, the Depositary and DTC. So long as the Receipts are eligible for book-entry settlement with DTC, except as provided for in Section 2.9 of this Deposit Agreement, or unless otherwise required by law, all Depositary Shares to be issued and sold in reliance on Rule 144A are expected to be eligible for trading in the Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. with book-entry settlement through DTC, shall be represented by a single receipt (the "DTC Receipt") which shall be deposited with DTC (or its custodian) evidencing all such Depositary Shares and registered in the name of the nominee of DTC (initially expected to be Cede & Co.). Firstar Bank of Minnesota, N.A. or such other entity as is agreed to by DTC may hold the DTC Receipt as custodian for DTC. During any period in which any Depositary Shares are evidenced by the DTC Receipts, except as expressly provided for in the following paragraph and in Section 2.9 of this Deposit Agreement, Beneficial Owners acquiring Depositary Shares, issued and sold in reliance on Rule 144A with book-entry settlement through DTC, shall not receive or be entitled to receive physical delivery of the Receipts representing their ownership interest in such Depositary Shares. Ownership of beneficial interests in the DTC Receipt ("Beneficial Owners") shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) DTC or its nominee for such DTC Receipt, or (ii) institutions that have accounts with DTC.

     If DTC subsequently ceases to make its book-entry settlement system available for the Receipts, the Company may instruct the Depositary regarding making other arrangements for book-entry settlement. In the event that the Receipts are not eligible for, or it is no longer necessary to have the Receipts available in book-entry form, the Depositary shall provide written instructions to DTC to deliver to the Depositary for cancellation the DTC Receipt, and the Company shall instruct the Depositary to deliver to the Beneficial Owners of the Depositary Shares previously evidenced by the DTC Receipt definitive Receipts in physical form evidencing such Depositary Shares. Such definitive Receipts shall be in the form annexed hereto as Exhibit A with appropriate insertions, modifications and omissions, as hereafter provided.

     The Receipts  shall be  typewritten,  in the case of the DTC  Receipt,  and otherwise shall, upon notice by the Company to the Depositary, be definitive Receipts which shall be engraved or printed or lithographed on steel-engraved borders and shall be substantially in the form set forth as Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. The DTC Receipt shall bear such legend or legends as may be required by DTC in order for it to accept the Depositary Shares for its book-entry settlement system. Until such time as the Receipts are so engraved or printed or lithographed in accordance with the preceding sentence, the Depositary, upon the written order of the Company or any holder of Preferred Stock, as the case may be, delivered in compliance with Section 2.2, shall execute and deliver temporary Receipts which are printed, lithographed, typewritten, mimeographed or otherwise substantially identical to (and entitling the Record Holders thereof to all the rights pertaining to) the definitive Receipts in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine, as evidenced by their execution of such Receipts. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at the Depositary's Office, without charge to the Record Holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as represented by the surrendered temporary Receipt or Receipts. Such exchange shall be made at the Company's expense and without any charge therefor to the Record Holder of the Receipts. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same benefits under this Deposit Agreement, and with respect to the Preferred Stock, as definitive Receipts.

     Receipts shall be executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, that such signature may be a facsimile if a registrar for the Receipts (other than the Depositary) shall have been appointed by the Depositary and such Receipts are countersigned by manual signature of a duly authorized signatory of such registrar. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless it shall have been executed manually by a duly authorized signatory of the Depositary or, if a registrar for the Receipts (other than the Depositary) shall have been appointed, by manual or facsimile signature of a duly authorized signatory of the Depositary and countersigned manually by a duly authorized signatory of such registrar. The Depositary shall record on its books each Receipt so signed and delivered as hereinafter provided.

     Receipts  shall be in  denominations  of any  number  of  whole  Depositary
Shares.

     Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement (in each case as set forth in an Officer's Certificate delivered to the Depositary) as may be required by the Company or the Depositary or required to comply with any applicable law or any regulation or with the rules and regulations of any securities exchange upon which the Preferred Stock, the Depositary Shares or the Receipts may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject.

     Subject to any limitations set forth in a Receipt or in this Deposit Agreement, title to Depositary Shares evidenced by a Receipt which is properly endorsed or accompanied by a properly executed instrument of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until transfer of a Receipt shall be registered on the books of the Depositary as provided in Section 2.4, the Depositary may, notwithstanding any notice to the contrary, treat the Record Holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distributions of dividends or other distributions, the exchange of Depositary Shares for Preferred Stock, the right to exchange Receipts pursuant to Section 2.9 or to any notice provided for in this Deposit Agreement and for all other purposes.

     Section 2.2 DEPOSIT OF PREFERRED STOCK; EXECUTION AND DELIVERY OF RECEIPTS IN RESPECT THEREOF. Concurrently with the execution of this Deposit Agreement, the Company is delivering to the Depositary a certificate or certificates, registered in the name of the Depositary and evidencing 425,000 shares of Preferred Stock, properly endorsed or accompanied, if required by the Depositary, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary. Subject to the terms and conditions of this Deposit Agreement, the Company or any holder of Preferred Stock may from time to time deposit shares of the Preferred Stock under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for the Preferred Stock to be deposited, properly endorsed or accompanied, if required by law or the Depositary, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary. Concurrently with each delivery of certificates, the Company or the holder, as the case may be, is delivering or shall deliver, as the case may be, to the Depositary (i) all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement and (ii) a written order of the Company directing the Depositary to execute and deliver to, or upon the written or oral order of, the person or persons stated in such order a Receipt or Receipts for the Depositary Shares representing such deposited Preferred Stock. The Depositary acknowledges receipt of the deposited Preferred Stock delivered on the date of this Deposit Agreement, together with all related documentation, and agrees to hold such deposited Preferred Stock in an account to be established by the Depositary at the Corporate Office or at such other office as the Depositary shall determine. The Company hereby appoints the Depositary as the registrar, transfer agent and paying agent for the Preferred Stock and the Depositary hereby accepts such appointment and, as such, will reflect changes in the number of shares (including any fractional shares) of deposited Preferred Stock held by notation, book-entry or other appropriate method.

     Upon receipt by the Depositary of a certificate or certificates for Preferred Stock deposited in accordance with the provisions of this Section, together with the other documents required as above specified, and upon recordation of the Preferred Stock on the books of the Company in the name of the Depositary or its nominee, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver, to or upon the order of the Company or a holder of Preferred Stock depositing shares of Preferred Stock in accordance with the first paragraph of this Section, a Receipt or Receipts for the number of whole Depositary Shares representing the Preferred Stock so deposited and registered in such name or names as may be requested by the Company or such holder. The Depositary shall execute and deliver such Receipt or Receipts at the Depositary's Office or such other offices, if any, as the Depositary may designate. Delivery at other offices shall be at the risk and expense of the person requesting such delivery. The DTC Receipt shall provide that it shall evidence the aggregate number of Depositary Shares from time to time indicated in the records of the Depositary and that the aggregate number of Depositary Shares evidenced thereby may from time to time be increased or decreased by making adjustments on such records of the Depositary.

     Other than in the case of splits, combinations or other reclassifications affecting the Preferred Stock, or in the case of dividends or other distributions of Preferred Stock, if any, there shall be deposited hereunder not more than the number of shares constituting the Preferred Stock as set forth in the Certificate, as such may be amended from time to time.

     Section 2.3 REDEMPTION AND CONVERSION OF PREFERRED STOCK.

     (a) OPTIONAL REDEMPTION AND CONVERSION AT THE OPTION OF THE COMPANY. Whenever the Company shall elect to redeem or convert deposited shares of Preferred Stock in accordance with the provisions of the Certificate, it shall (unless otherwise agreed to in writing with the Depositary) give the Depositary not less than five (unless a shorter period shall be acceptable to the Depositary) nor more than 10 days' prior written notice of the proposed date of the mailing of a notice of redemption or conversion of Depositary Shares to Record Holders of Receipts in connection with a redemption or conversion of Preferred Stock of the number of such shares of Preferred Stock held by the Depositary to be so redeemed or converted as hereinafter provided and such other information as shall be required by the Depository to furnish the notice of redemption or conversion required by the next succeeding paragraph. Any such notice shall be accompanied by an Officer's Certificate from the Company stating that such redemption or conversion of Preferred Stock is in accordance with the provisions of the Certificate. Such notice to the Depositary, if given more than 60 days prior to the redemption date or conversion date, shall be in addition to the notice required to be given for redemption or conversion pursuant to the Certificate. On the date of any such redemption or such conversion, provided that the Company shall then have deposited with the Depositary the shares of Common Stock as required by the Certificate, the Depositary shall redeem or convert (using the shares of Common Stock and funds, if any, deposited with it) the number of Depositary Shares representing such redeemed or converted Preferred Stock.

     The Depositary shall mail notice of redemption of Preferred Stock and the number of Depositary Shares representing the Preferred Stock to be redeemed by first-class mail, postage prepaid, not less than 20 and not more than 60 days prior to the date fixed for redemption of such Preferred Stock and Depositary Shares (the "Redemption Date"). Such notice shall be mailed to Record Holders of the Receipts evidencing the Depositary Shares to be so redeemed, at the addresses of such Record Holders as they appear on the Receipt register of the Depositary; but neither failure to mail any such notice to one or more such

Record Holders nor any defect in any notice to one or more such Record Holders shall affect the sufficiency of the proceedings for redemption as to other
Record Holders. Each such notice shall state the record date for such redemption; the Redemption Date that all outstanding Depositary Shares are to be redeemed, in the case of a redemption of fewer than all outstanding Depositary Shares in connection with a partial redemption of Preferred Stock, the number of such Depositary Shares held by such Record Holder to be so redeemed; the Redemption Price for the Depositary Shares, the number of shares of Common Stock deliverable upon redemption of each Depositary Share to be redeemed; the amount of cash, if any, that the Company is paying in lieu of fractional shares of Common Stock and the Market Value (as defined in the Certificate) to be used to calculate the number of shares of Common Stock to be delivered; the place or places where Receipts evidencing Depositary Shares to be redeemed are to be surrendered for redemption; and that dividends in respect of the Preferred Stock represented by the Depositary Shares to be redeemed will cease to accumulate on such Redemption Date. In case less than all the outstanding Depositary Shares are to be redeemed, the Depositary Shares to be so redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares) or by any other equitable method determined by the Depositary, except that the Depositary may redeem Depositary Shares held by any Record Holder of fewer than 100 Depositary Shares (or Depositary Shares held by Record Holders of Preferred Stock who would hold fewer than 100 Depositary Shares as a result of such redemption).

     The Depositary shall mail notice of conversion of Preferred Stock and the number of Depositary Shares representing the Preferred Stock to be converted by first-class mail, postage prepaid, at any time within 10 days after the occurrence of the event giving rise to the right of conversion in accordance with the provisions of the Certificate or for so long as such conditions giving rise to such right of conversion are continuing. Such notice shall be mailed to Record Holders of the Receipts evidencing the Depositary Shares to be so converted, at the addresses of such Record Holders as they appear on the Receipt register of the Depositary; but neither failure to mail any such notice to one or more such Record Holders nor any defect in any notice to one or more such Record Holders shall affect the sufficiency of the proceedings for conversion as to other Record Holders. Such notice shall state the date for such conversion (which date shall be the date of such notice); the closing price of the Common Stock as of the date of such notice; a statement that the Company is exercising its right to cause the mandatory conversion and a brief description of the provsions of the Preferred Stock conferring such right upon the Company; a brief summary of any transfer restrictions on the shares of Common Stock issuable upon conversion; the amount of cash, if any, that the Company is paying in lieu of fractional shares of Common Stock and the Market Value (as defined in the Certificate) to be used to calculate the number of shares of Common Stock to be delivered; the approximate date and manner upon which shares of Common Stock will be made available; the Conversion Price as of the date of the notice; the amount of accumulated but unpaid dividends, liquidated damages and Quarterly Return Amounts, if any; and a statement that unless the Company defaults in delivery of the shares of Common Stock into which such Preferred Stock has been converted, the rights as holders of Preferred Stock shall cease as of the date of such notice and holders shall thereafter have all rights as other holders of Common Stock.

     Notice having been mailed by the Depositary as aforesaid with respect to redemptions or conversions described in the preceding paragraphs, from and after the Redemption Date or Conversion Date (unless the Company shall have failed to redeem or convert the shares of Preferred Stock to be redeemed or converted as set forth in the Company's notice provided for in the preceding paragraphs), all dividends in respect of the shares of Preferred Stock so called for redemption or conversion shall cease to accumulate, the Depositary Shares called for redemption or conversion shall be deemed no longer to be outstanding, and all rights of the Record Holders of Receipts evidencing such Depositary Shares (except the right to receive shares of Common Stock and, if applicable, cash upon redemption or conversion) shall, to the extent of such Depositary Shares, cease and terminate. The foregoing shall be subject further to the terms and conditions of the Certificate.

     Anything herein to the contrary notwithstanding, the holders of record of Receipts evidencing Depositary Shares representing Preferred Stock at the close of business on a record date for the payment of dividends on the Preferred Stock will be entitled to receive the dividend payable with respect to the Preferred Stock represented by the Depositary Shares evidenced by such Receipts (except that holders of Depositary Shares called for redemption on a redemption date between the record date and a date which is two days after payment of the dividend payment dated will be entitled to receive such dividend on such redemption date) on the corresponding dividend payment date for the Preferred Stock notwithstanding the subsequent conversion of such Preferred Stock or Depositary Shares after such record date and on or prior to such dividend payment date or the Company's default in the payment of the dividend due on such dividend payment date, in which case the amount payable upon conversion of such Depositary Shares will not include any amount in respect of such dividend (and the full amount of the dividend payable for the applicable dividend period shall instead be paid on such dividend payment date to the holders of record of such Receipts on such record date as aforesaid).

     If less than all the Depositary Shares evidenced by a Receipt are called for redemption, the Depositary will deliver to the Record Holder of such Receipt, upon surrender of such Receipt to the Depositary, a new Receipt evidencing the Depositary Shares evidenced by such prior Receipt and not called for redemption, together with certificates representing the shares of Common Stock issuable upon redemption of the Depositary Shares called for redemption.

     (b) CONVERSION AT OPTION OF HOLDER. Whenever a Record Holder of Receipts shall elect to convert shares of Preferred Stock underlying the Depositary Shares evidenced by such Receipts in accordance with the provisions of the Certificate, it shall deliver Receipts evidencing the Depositary Shares relating to the shares of Preferred Stock to be converted, together with written notice of conversion and a proper assignment of the Receipts to the Company or in blank to the Depositary or its agent. Each optional conversion of shares of Preferred Stock underlying Depositary Shares shall be deemed to have been effected immediately prior to the close of business on the date of which the foregoing requirements have been satisfied.

     From and after the relevant date fixed for conversions (the "Conversion Date")(unless the Company shall have failed to convert the shares of Preferred Stock to be converted by it), all dividends or Quarterly Return Amounts in respect of the shares of Preferred Stock so called for conversion shall cease to accumulate, the shares of Preferred Stock and Depositary Shares so converted shall be deemed no longer to be outstanding, and all rights of the Record Holders of Receipts evidencing such Depositary Shares (except the right to receive shares of Common Stock and, if applicable, cash upon conversion) shall, to the extent of such Depositary Shares, cease and terminate. Upon any surrender for conversion of the Receipts evidencing any such Depositary Shares (properly endorsed or assigned for transfer, if the Depositary shall so require), shares of Preferred Stock underlying such Depositary Shares shall be converted by the Company (as nearly as may be practicable without creating fractional shares) into shares of Common Stock at a conversion rate equal to one-twentieth of the number of shares of Common Stock received upon conversion of each share of Preferred Stock pursuant to the Certificate. The foregoing shall be subject further to the terms and conditions of the Certificate.

     (c) FRACTIONAL INTERESTS. To the extent that shares of Preferred Stock underlying Depositary Shares are redeemed for or converted into shares of Common Stock and all of such shares of Common Stock cannot be distributed to the Record Holders of Receipts without creating fractional interests in such shares, the Company shall cause the Depositary to distribute cash to Record Holders in lieu of fractional shares. The amount distributed in the foregoing case will be reduced by any amount required to be withheld by the Company or the Depositary on account of taxes or otherwise required pursuant to law, regulation or court process. In the Company's discretion, no fractional shares of Common Stock or securities respresenting fractional shares of Common Stock will be issued upon conversion, redemption, change of control or in connection with dividend payments. Any fractional interest in a share of Common Stock will be paid in cash based on the closing price of the Common Stock on the trading day next preceding the date of conversion or such later time as the Company is legally and contractually able to purchase such fractional shares.

     (d) LIMITATIONS ON DEPOSITARY REQUIREMENTS FOR TRANSFER AND EXCHANGE. The Depositary shall not be required (a) to issue, register the transfer of or exchange any Receipts for a period beginning at the opening of business 10 days next preceding any selection of Depositary Shares to be redeemed and ending at the close of business on the day of the mailing of notice of redemption of Depositary Shares or (b) to register the transfer of or exchange for another Receipt any Receipt evidencing Depositary Shares called or being called for redemption in whole or in part.

     Section 2.4 REGISTRATION OF TRANSFER OF RECEIPTS. Subject to the terms and conditions of this Deposit Agreement, the Depositary shall register on its books from time to time transfers of Receipts upon any surrender thereof by the Record Holder in person or by such Record Holder's duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer. No service charge will be made for any registration of transfer or exchange of Receipts, but the Company or the Depositary may require payment of any transfer tax or similar governmental charge payable in connection therewith. Upon such surrender, the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of Depositary Shares as those evidenced by the Receipt or Receipts surrendered and deliver such new Receipt or Receipts to or upon the order of the person entitled thereto.

     Section 2.5 SURRENDER OF RECEIPTS AND WITHDRAWAL OF PREFERRED STOCK. Any Record Holder of a Receipt or Receipts representing any number of whole shares of Preferred Stock (or such Record Holder's duly authorized attorney), unless the related Depositary Shares have been previously called for redemption, may withdraw the Preferred Stock and all money and other property, if any, represented thereby by surrendering such Receipt or Receipts at the Depositary's Office or at such other offices as the Depositary may designate for such withdrawals. If such Record Holder's Depositary Shares are being held by DTC or its nominee pursuant to Section 2.1, such Record Holder shall request, in accordance with Section 2.9, withdrawal from the book-entry system of the number of Depositary Shares specified in the preceding sentence. Thereafter, without unreasonable delay, the Depositary shall deliver to Record Holder, or to the person or persons designated by such Record Holder as hereinafter provided, the number of whole shares of Preferred Stock and all money and other property, if any, represented by the Receipt or Receipts so surrendered for withdrawal, but holders of such whole shares of Preferred Stock will not thereafter be entitled to receive Depositary Shares in exchange therefor except in compliance with
Section 2.2 hereof. If a Receipt delivered by the Record Holder to the Depositary in connection with such withdrawal shall evidence a number of Depositary Shares in excess of the number of Depositary Shares representing the number of whole shares of Preferred Stock to be so withdrawn, the Depositary shall at the same time, in addition to such number of whole shares of Preferred Stock and such money and other property, if any, to be so withdrawn, deliver to such Record Holder, or (subject to Section 2.4) upon his order, a new Receipt evidencing such excess number of Depositary Shares. Delivery of the Preferred Stock and money and other property being withdrawn may be made by the delivery of such certificates, documents of title and other instruments as the Depositary may deem appropriate.

     Preferred Stock delivered pursuant to the preceding paragraph may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Company or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Stock may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular shares of Preferred Stock are subject.

     If the Preferred Stock and the money and other property being withdrawn are to be delivered to a person or persons other than the Record Holder of the Receipt or Receipts being surrendered for withdrawal of Preferred Stock, such Record Holder shall execute and deliver to the Depositary a written order so directing the Depositary and the Depositary may require that the Receipt or Receipts surrendered by such Record Holder for withdrawal of such shares of Preferred Stock be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank.

     Delivery of the Preferred Stock and the money and other property, if any, represented by Receipts surrendered for withdrawal shall be made by the Depositary at the Depositary's Office, except that, at the request, risk and expense of the Record Holder surrendering such Receipt or Receipts and for the account of the Record Holder thereof, such delivery may be made at such other place as may be designated by such Record Holder.

     Section 2.6 LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER, SURRENDER AND EXCHANGE OF RECEIPTS. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination surrender or exchange of any Receipt, the Depositary, any of the Depositary's Agents or the Company may require any or all of the following: (i) payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any charges or expenses payable by the Record Holder of a Receipt pursuant to Section 5.7 (or evidence reasonably satisfactory to the Company that such charges and expenses have been paid), (ii) the production of evidence satisfactory to it as to the identity and genuineness of any signature and (iii) compliance with such regulations, if any, as the Depositary or the Company may establish not inconsistent with the provisions of this Deposit Agreement.

     The deposit of Preferred Stock may be refused, the delivery of Receipts against Preferred Stock may be suspended, the registration of transfer of Receipts may be refused and the registration of transfer, split-up, combination surrender or exchange of outstanding Receipts may be suspended (i) during any period when the register of Stockholders of the Company is closed or (ii) if any such action is deemed necessary or advisable by the Depositary or the Company any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission or under any provision of this Deposit Agreement.

     Section 2.7 LOST RECEIPTS, ETC. In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary in its discretion may execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon (i) the filing by the Record Holder thereof with the Depositary of evidence satisfactory to the Depositary of such destruction or loss or theft of such Receipt, of the authenticity thereof and of his or her ownership thereof and (ii) the furnishing to the Depositary of indemnification satisfactory to it.

     Section 2.8 CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS . All Receipts surrendered to the Depositary or any Depositary's Agent shall be cancelled by the Depositary. Except as prohibited by applicable law or regulation, the Depositary is authorized to destroy all Receipts so cancelled. Any Receipt evidenced in book-entry form shall be deemed cancelled when the Depositary has caused the amount of Depositary Shares evidenced by the DTC Receipt to be reduced in proportion to the number of Depositary Shares evidenced by the surrendered Receipt.

     Section 2.9 INTERCHANGEABILITY OF BOOK-ENTRY RECEIPTS AND RECEIPTS IN PHYSICAL, CERTIFICATED FORM. Subject to the terms and conditions of this Deposit Agreement, upon receipt by the Depositary of written instructions from DTC on behalf of any Beneficial Owner for the purpose of directing the Depositary to execute and deliver a Receipt in physical, certificated form evidencing such Depositary Shares, the Depositary shall follow the customary procedures established by DTC for the purpose of reducing the number of Depositary Shares evidenced by the DTC Receipt and, following such reduction, shall execute and deliver to or upon the order of the person or persons named in such order a Receipt or Receipts registered in the name or names requested by such person and evidencing in the aggregate the number of Depositary Shares equal to the reduction in the number evidenced by the DTC Receipt. The Company may require in such written instructions any certification or representation as it shall deem necessary to comply with applicable law.

     Subject to the terms and conditions of this Deposit Agreement, upon receipt by the Depositary of a Receipt or Receipts in physical, certificated form, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Depositary, including any required certifications, and together with written instructions directing the Depositary to adjust its records to reflect an increase in the aggregate amount of Depositary Shares evidenced by the DTC Receipt (including, without limitation, information regarding the DTC participant account to be credited with such increase), and upon payment of the fees and expenses of the Depositary, the Depositary shall cancel such Receipt or Receipts in physical, certificated form and shall follow the customary procedures established by DTC for the purpose of reflecting such increase in the number of Depositary Shares evidenced by the DTC Receipt.


                                   ARTICLE III

                             Certain Obligations of
                       Holders of Receipts and the Company

     Section 3.1 FILING PROOFS, CERTIFICATES AND OTHER INFORMATION. Any Record Holder of a Receipt may be required from time to time to file such proof of residence, or other information, to execute such certificates and to make such representations and warranties as the Depositary or the Company may reasonably deem necessary or proper. The Depositary or the Company may withhold the delivery, or delay the registration of transfer, redemption or exchange, of any Receipt or the withdrawal of the Preferred Stock represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution or the sale of any rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

     Section 3.2 PAYMENT OF TAXES OR OTHER GOVERNMENTAL CHARGES. Record Holders of Receipts shall be obligated to make payments to the Depositary of certain charges and expenses as provided in Section 5.7, or provide reasonably satisfactory evidence to the Depositary that such charges and expenses have been paid. Registration of transfer of any Receipt or any withdrawal of Preferred Stock and all money or other property, if any, represented by the Depositary Shares evidenced by such Receipt may be refused until any such payment due is made, and any dividends, interest payments or other distributions may be withheld or any part of or all the Preferred Stock or other property represented by the Depositary Shares evidenced by such Receipt and not theretofore sold may be sold for the account of the Record Holder thereof (after attempting by reasonable means to notify such Record Holder prior to such sale), and such dividends, interest payments or other distributions or the proceeds of any such sale may be applied to any payment of such charges or expenses, the Record Holder of such Receipt remaining liable for any deficiency. The Depositary shall at the direction of the Company withhold any payments, distributions and exchanges made with respect to the Depositary Shares and Receipts, and the Preferred Stock, Common Stock or other securities or assets represented thereby (collectively, the "Securities"). In the event the Depositary is required to pay any such amounts, the Company shall reimburse the Depositary for payment thereof upon the request of the Depositary and the Depositary shall, upon the Company's request and as instructed by the Company, pursue its rights against such Record Holder at the Company's expense.

     Section 3.3 WARRANTY AS TO PREFERRED STOCK. The Company hereby represents and warrants that the Receipts, when issued, will evidence legal and valid interests in the Depositary Shares and each Depositary Share will represent a legal and valid one-twentieth fractional interest in a deposited share of Preferred Stock and that the Preferred Stock, when issued, will be validly issued, fully paid and nonassessable. Such representation and warranty shall survive the deposit of the Preferred Stock and the issuance of the Receipts.


                                   ARTICLE IV

                        The Deposited Securities; Notices

     Section 4.1 CASH AND COMMON STOCK DISTRIBUTIONS. Whenever the Depositary shall receive any cash dividend or other cash distribution on Preferred Stock (including Liquidated Damages and Quarterly Return Amounts, each as defined in the Offering Memorandum pursuant to which the Preferred Stock was originally issued) or distribution of Common Stock, the Depositary shall, subject to Sections 3.1 and 3.2, distribute to Record Holders of Receipts on the record date fixed pursuant to Section 4.4 such amounts of such dividend or distribution as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such Record Holders; to the extent that dividends are paid in shares of Common Stock and all of such shares of Common Stock cannot be distributed to the Record Holders of Receipts without creating fractional interests in such shares, the Company shall cause the Depositary to distribute cash to Record Holders in lieu of fractional shares, subject to Section 2.3(c) hereof; provided, however, that in case the Company or the Depositary shall be required to withhold and shall withhold from any cash dividend or other cash distribution in respect of the Preferred Stock an amount on account of taxes, the amount made available for distribution or distributed in respect of Depositary Shares shall be reduced accordingly. The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing any Record Holder of Depositary Shares a fraction of one cent, and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and be treated as part of the next sum received by the Depositary for distribution to Record Holders of Receipts then outstanding.

     Section 4.2 DISTRIBUTIONS OTHER THAN CASH, RIGHTS, PREFERENCES OR PRIVILEGES. Whenever the Depositary shall receive any distribution other than cash, rights, preferences or privileges upon Preferred Stock, the Depositary shall, subject to Sections 3.1 and 3.2, distribute to Record Holders of Receipts on the record date fixed pursuant to Section 4.4 such amounts of the securities or property received by it as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such Record Holders, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If, in the opinion of the Depositary such distribution cannot be made proportionately among such Record Holders, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes) the Depositary deems, after consultation with the Company, such distribution not to be feasible, the Depositary may, with the approval of the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.1 and 3.2, be distributed or made available for distribution, as the case may be, by the Depositary to Record Holders of Receipts as provided by
Section 4.1 in the case of a distribution received in cash. The Company shall not make any distribution of such securities unless the Company shall have provided an opinion of counsel stating that such securities have been registered under the Securities Act or that the offering and sale of such securities by the Company are exempt from registration under the Securities Act.

     Section 4.3 SUBSCRIPTION RIGHTS, PREFERENCES OR PRIVILEGES. If the Company shall at any time offer or cause to be offered to the persons in whose names Preferred Stock is recorded on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall in each such instance be made available by the Depositary to the Record Holders of Receipts in such manner as the Company may determine, either by the issue to such Record Holders of warrants representing such rights, preferences or privileges or by such other method as may be determined by the Company in its discretion with the approval of the Depositary; provided, however, that (i) if at the time of issue or offer of any such rights, preferences or privileges the Company determines that it is not lawful or (after consultation with the Depositary) not feasible to make such rights, preferences or privileges available to Record Holders of Receipts by the issue of warrants or otherwise or (ii) if and to the extent so instructed by Record Holders of Receipts who do not desire to exercise such rights, preferences or privileges, then the Company, in its discretion, may, if applicable laws or the terms of such rights, preferences or privileges permit such transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.1 and 3.2, be distributed by the Depositary to the Record Holders of Receipts entitled thereto as provided by Section 4.1 in the case of a distribution received in cash. The Company shall not make any distribution of any such rights, preferences or privileges unless the Company shall have provided an opinion of counsel stating that such rights, preferences or privileges have been registered under the Securities Act or that the offering and sale of such rights, preferences or privileges are exempt from registration under the Securities Act.

     If registration under the Securities Act of the securities to which any rights, preferences or privileges relate is required in order for Record Holders of Receipts to be offered or sold the securities to which such rights, preferences or privileges relate, the Company agrees with the Depositary that it will promptly file a registration statement pursuant to the Securities Act with respect to such rights, preferences or privileges and securities and use its best efforts and take all steps available to it to cause such registration statement to become effective sufficiently in advance of the expiration of such rights, preferences or privileges to enable such Record Holders to exercise such rights, preferences or privileges. In no event shall the Depositary make available to the Record Holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until such registration statement shall have become effective, or unless the offering and sale of such securities to such Record Holders are exempt from registration under the provisions of the Securities Act.

     If any other action under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to Record Holders of Receipts, the Company agrees with the Depositary that the Company will use its best efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable such Record Holders to exercise such rights, preferences or privileges.

     Section 4.4 NOTICE OF DIVIDENDS, ETC.; FIXING OF RECORD DATE FOR HOLDERS OF RECEIPTS. Whenever (i) any cash dividend or other cash distribution shall become payable, any distribution other than cash shall be made, or any rights, preferences or privileges shall at any time be offered, with respect to Preferred Stock, or (ii) the Depositary shall receive notice of any meeting at which holders of Preferred Stock are entitled to vote or of which holders of Preferred Stock are entitled to notice or any solicitation of consents in respect of the Preferred Stock, or any call of any shares of Preferred Stock or at any time the Depositary and the Company shall decide it is appropriate, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to the Preferred Stock) for the determination of the Record Holders of Receipts who shall be entitled to (a) receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, (b) receive notice of, and give instructions for the exercise of voting rights at, any such meeting or (c) receive notice of any such call, subject to the provisions hereof.

     Section 4.5 VOTING RIGHTS. Upon receipt of notice of any meeting at which the holders of Preferred Stock are entitled to vote or any solicitation of consents in respect of Preferred Stock, the Depositary shall, as soon as practicable thereafter, mail to the Record Holders of Receipts a notice which shall contain (i) such information as is contained in such notice of meeting or consent solicitation and (ii) a statement that the Record Holders may, subject to any applicable restrictions, instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Preferred Stock represented by their respective Depositary Shares and a brief statement as to the manner in which such instructions may be given. Upon the written request of a Record Holder of a Receipt on the relevant record date, the Depositary shall use its best efforts insofar as practicable to vote or cause to be voted or deliver a consent with respect to the amount of Preferred Stock represented by the Depositary Shares evidenced by such Receipt, in accordance with the instructions set forth in such request. The Company hereby agrees to take all reasonable action which may be deemed necessary by the Depositary in order to enable the Depositary to vote such Preferred Stock or cause such Preferred Stock to be voted. In the absence of specific instructions from the Record Holder of a Receipt, the Depositary will abstain from voting to the extent of the Preferred Stock represented by the Depositary Shares evidenced by such Receipt.

     Record Holders of Receipts shall also be entitled to vote on certain amendments to this Deposit Agreement pursuant to Section 6.1 hereof.

     Section 4.6 INSPECTION OF REPORTS. The Depository shall make available for inspection by Record Holders of Receipts at the Depositary's Office during normal business hours, and at such other places as it may from time to time deem advisable, any reports and communications received from the Company which are received by the Depositary as the holder of Preferred Stock.

     Section 4.7 LISTS OF RECEIPT HOLDERS. Promptly upon request from time to time by the Company, the Depositary shall furnish to it a list, as of recent date, of the names, addresses and holdings of Depositary Shares of all persons in whose names Receipts are registered on the books of the Depositary.

     Section 4.8 TAX AND REGULATORY COMPLIANCE. The Depositary shall be responsible for (i) preparation and mailing of Internal Revenue Service Forms 1099 for all open and closed accounts, (ii) foreign tax withholding, (iii) back-up withholding (or any withholding as may be required at the then applicable rate) on dividends paid and other distributions made to eligible holders of Receipts, (iv) mailing Internal Revenue Service Forms W-9 to new holders of Receipts without a certified taxpayer identification number, (v) processing certified Internal Revenue Service Forms W-9, (vi) preparation and filing of state information returns and (vii) escheatment services.

     Section 4.9 WITHHOLDING. Notwithstanding any other provision of this Deposit Agreement, in the event that the Depositary determines that any distribution in property is subject to any tax which the Depositary is obligated by law to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the holders of Receipts entitled thereto in proportion to the number of Depositary Shares held by them respectively.


                                    ARTICLE V

                        The Depositary, the Depositary's
                      Agents, the Registrar and the Company

     Section 5.1 MAINTENANCE OF OFFICES, AGENCIES AND TRANSFER BOOKS BY THE DEPOSITARY; REGISTRAR. Upon execution of this Deposit Agreement, the Depositary shall maintain at the Depositary's Office facilities for the execution and delivery, registration and registration of transfer, surrender and exchange of Receipts, all in accordance with the provisions of this Deposit Agreement.

     The Depositary shall keep books at the Depositary's Office for the registration and registration of transfer of Receipts, and to reflect potential split-ups and combinations of Depositary Shares, which books at all reasonable times shall be open for inspection by the Record Holders of Receipts; provided, that any such Record Holder requesting to exercise such right shall certify to the Depositary that such inspection shall be for a proper purpose reasonably related to such person's interest as an owner of Depositary Shares evidenced by the Receipts.

     The Depositary may close each such books only when the Depositary's Office is not open for business, the register of stockholders of the Company is closed or as otherwise required by law.

     If the Receipts or the Depositary Shares evidenced thereby or the Preferred Stock represented by such Depositary Shares shall be listed on a national securities exchange or the Nasdaq National Market, the Depositary may appoint a registrar (acceptable to the Company) for registration of such Receipts or Depositary Shares in accordance with any requirements of such exchange or quotation system. Such registrar (which may be the Depositary if so permitted by the requirements of such exchange or quotation system may be removed and a substitute registrar appointed by the Depositary upon the request or with the approval of the Company. If the Receipts, such Depositary Shares or such Preferred Stock are listed on one or more other stock exchanges or quotation system, the Depositary will, at the request of the Company, arrange such facilities for the delivery, registration, registration of transfer, surrender and exchange of such Receipts, such Depositary Shares or such Preferred Stock as may be required by law or applicable stock exchange or quotation system regulation.

     Section 5.2 PREVENTION OF OR DELAY IN PERFORMANCE BY THE DEPOSITARY, THE DEPOSITARY'S AGENTS, THE REGISTRAR OR THE COMPANY. None of the Depositary, any Depositary's Agent or the Company shall incur any liability to any Record Holder of any Receipt if by reason of any provision of any present or future law, or regulation thereunder, of the United States of America or of any other governmental authority or, in the case of the Depositary or any Depositary's Agent, by reason of any provision, present or future, of the Company's Amended and Restated Certificate of Incorporation, as amended (including the Certificate) or by reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositary, any Depositary's Agent, or the Company shall be prevented or forbidden from, or subjected to any penalty on account of, doing or performing any act or thing which the terms of this Deposit Agreement provide shall be done or performed; nor shall the Depositary, any Depositary's Agent or the Company incur any liability to any Record Holder of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Deposit Agreement provide shall or may be done or performed, or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement except, in the case of any such exercise or failure to exercise discretion not caused as aforesaid, if caused by the negligence, willful misconduct or bad faith of the party charged with such exercise or failure to exercise.

     Section 5.3 OBLIGATIONS OF THE DEPOSITARY, THE DEPOSITARY'S AGENTS, THE REGISTRAR AND THE COMPANY. None of the Depositary, any Depositary's Agent or the Company assumes any obligation or shall be subject to any liability under this Deposit Agreement to Record Holders of Receipts other than for its negligence, willful misconduct or bad faith.

     None of the Depositary, any Depositary's Agent or the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Preferred Stock, the Common Stock, the Depositary Shares or the Receipts which in its opinion may involve it in expense or liability unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

     None of the Depositary, any Depositary's Agent or the Company shall be liable for any action or any failure to act by it in reliance upon the written advice of legal counsel or accountants, or information from any person presenting Preferred Stock for deposit, any Record Holder of a Receipt or any other person believed by it in good faith to be competent to give such information. The Depositary, any Depositary's Agent, any Registrar and the Company may each rely and shall each be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     The Depositary shall not be responsible for any failure to carry out any instruction to vote any of the shares of Preferred Stock or for the manner or effect of any such vote made, as long as any such action or non-action is in good faith or in accordance with the Deposit Agreement. The Depositary undertakes, and any Registrar shall be required to undertake, to perform such duties and only such duties as are specifically set forth in this Deposit Agreement, and no implied covenants or obligations shall be read into this Deposit Agreement against the Depositary or any Registrar. The Depositary and the Depositary's Agents may own and deal in any class of securities of the Company and its affiliates and in Receipts. The Depositary may also act as transfer agent or registrar of any of the securities of the Company and its affiliates.

     It is intended that neither the Depositary nor any Depositary's Agent shall be deemed to be an "issuer" of the securities under the federal securities laws or applicable state securities laws, it being expressly understood and agreed that the Depositary and any Depositary's Agent are acting only in a ministerial capacity as depositary for the Preferred Stock.

     None of the Depositary (or its officers, directors, employees or agents), any Depositary's Agent or the Registrar makes any representation or has any responsibility as to the validity of the shelf registration statement pursuant to which the Depositary Shares will be registered under the Securities Act, the Preferred Stock, the Depositary Shares or the Receipts (except its countersignature thereon), or any instruments referred to therein or herein, or as to the correctness of any statement made therein or herein; provided, however, that the Depositary is responsible for its representations in this Deposit Agreement.

     The Depositary assumes no responsibility for the correctness of the description that appears in the Receipts, which can be taken as a statement of the Company summarizing certain provisions of this Deposit Agreement. Notwithstanding any other provision herein or in the Receipts, the Depositary makes no warranties or representations as to the validity, genuineness or sufficiency of any Preferred Stock at any time deposited with the Depositary hereunder or of the Depositary Shares or the Receipts, as to the validity or sufficiency of this Deposit Agreement, as to the value of the Depositary Shares or as to any right, title or interest of the Record Holders of Receipts in and to the Depositary Shares, except that the Depositary hereby represents and warrants as follows: (i) the Depositary has been duly organized and is validly existing and in good standing under the laws of the United States, with full power, authority and legal right under such law to execute, deliver and carry out the terms of this Deposit Agreement; (ii) this Deposit Agreement has been duly authorized, executed and delivered by the Depositary; and (iii) this Deposit Agreement constitutes a valid and binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms.

     Section 5.4 RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR DEPOSITARY. The Depositary may at any time resign as Depositary hereunder by notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

     The Depositary may at any time be removed by the Company by notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

     In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall, within 45 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor Depositary, which shall be a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If no successor Depositary shall have been so appointed and have accepted appointment within 45 days after delivery of such notice, the resigning or removed Depositary may petition any court of competent jurisdiction for the appointment of a successor Depositary. Every successor Depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor Depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Depositary under this Deposit Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Preferred Stock and any moneys or property held hereunder to such successor, and shall deliver to such successor a list of the Record Holders of all outstanding Receipts. Any successor Depositary shall promptly mail notice of its appointment to the Record Holders of Receipts.

     Any corporation into or with which the Depositary may be merged, consolidated or converted, or any corporation succeeding to all or substantially all of the corporate trust business of the Depositary, shall be the successor of such Depositary without the execution or filing of any document or any further act, and notice thereof shall not be required hereunder. Such successor Depositary may authenticate the Receipts in the name of the predecessor Depositary or in the name of the successor Depositary.

     Section 5.5 CORPORATE NOTICES AND REPORTS. The Company agrees that it will forward to the Depositary, and the Depositary shall in turn transmit to the Record Holders of Receipts, in each case at the addresses furnished to it pursuant to Section 4.8, all notices and reports (including without limitation financial statements) required by law, by the rules of any national securities exchange or quotation system upon which the Preferred Stock, the Depositary Shares or the Receipts are listed or quoted by the Company's Second Amended and Restated Certificate of Incorporation, as amended (including the Certificate), to be furnished by the Company to holders of Preferred Stock. Such transmission will be at the Company's expense.

     Section 5.6 INDEMNIFICATION BY THE COMPANY. The Company shall indemnify the Depositary and any Depositary's Agent against, and hold each of them harmless from, any loss, liability or expense (including the costs and expenses of defending itself) which may arise out of (a) acts performed or omitted in connection with this Deposit Agreement and the Receipts (i) by the Depositary or any of its agents (including any Depositary's Agent), except for any liability arising out of negligence, wilful misconduct or bad faith on the respective parts of any such person or persons, or (ii) by the Company or any of its agents, or (b) the offer, sale or registration of the Receipts, the Common Stock or the Preferred Stock pursuant to the provisions hereof. The obligations of the Company set forth in this Section 5.6 shall survive any resignation or removal of any Depositary or Depositary's Agent and the termination of this Deposit Agreement.

     Section 5.7 CHARGES AND EXPENSES. The Company shall pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. The Company shall pay all charges of the Depositary in connection with the initial deposit of the Preferred Stock, the initial issuance of the Depositary Shares and any redemption or conversion of the Preferred Stock and all withdrawals of shares of the Preferred Stock by owners of Depositary Shares. All other transfer and other taxes and governmental charges shall be at the expense of Record Holders of Depositary Shares. The Depositary may refuse to effect any registration of transfer of a Receipt or any withdrawal of Preferred Stock evidenced thereby until all such taxes and charges with respect to such Receipt or Preferred Stock are paid by the holder thereof. If a Record Holder of Receipts requests the Depositary to perform duties not required under this

Deposit Agreement, the Depositary shall notify the Record Holder of the approximate cost of the performance of such duties. If such duties are subsequently performed at the request of such Record Holder, such Record Holder will be liable for such charges and expenses. All other charges and expenses of the Depositary and any Depositary's Agent hereunder (including, in each case, fees and expenses of counsel) incident to the performance of their respective obligations hereunder will be paid pursuant to the terms of the fee letter previously provided to the Company.


                                   ARTICLE VI

                            Amendment and Termination

     Section 6.1 AMENDMENT. The form of Receipt evidencing the Depositary Shares and any provision of this Deposit Agreement may at any time be amended by agreement between the Company and the Depositary. However, any amendment to such documents which materially and adversely alters the rights of the holders of Receipts or of the Depositary Shares evidenced thereby (or, which relates to or affects rights to receive dividends or distributions, or voting or redemption rights) will not be effective unless such amendment has been approved by the Record Holders of at least 66b% of the Depositary Shares then outstanding. In no event may any amendment impair the right of any Record Holders of Receipts, subject to the conditions specified in this Deposit Agreement, upon such surrender of the Receipts evidencing such Depositary Shares, to receive Preferred Stock or upon conversion of the Preferred Stock represented by the Depositary Receipts, to receive shares of Common Stock, and in each case any money or other property represented thereby, including any accumulated dividends and return of Liquidation Preference, except in order to comply with mandatory provisions of applicable law. Every Record Holder of Receipts at the time any such amendment becomes effective shall be deemed to consent and agree to such amendment and to be bound by this Deposit Agreement.

     Section 6.2 TERMINATION. This Deposit Agreement may be terminated by the Company or the Depositary only if (i) all outstanding Depositary Shares have been redeemed or converted, (ii) there has been a final distribution in respect of the Preferred Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution has been distributed to the Record Holders of Receipts or (iii) upon the consent of Record Holders of Receipts representing not less than 66b% of the Depositary Shares then outstanding.

     Whenever  this Deposit  Agreement  has been  terminated  pursuant to clause
(iii) of the preceding paragraph the Depositary will mail notice of such termination to the Record Holders of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment. If any Receipts remain outstanding after the date of termination, the Depositary thereafter will discontinue the transfer of Receipts, will suspend the distribution of dividends to the Record Holders thereof, and will not give any further notices (other than notices of such termination) or perform any further acts under this Deposit Agreement except as provided below and except that the Depositary will continue to (i) collect dividends on the Preferred Stock and any distributions with respect thereto and
(ii) deliver the Preferred Stock together with such dividends and distributions and the net proceeds of any sales of rights, preferences, privileges or other property, without liability for interest thereon, in exchange for Receipts surrendered. At any time after the expiration of three years from the date of termination, the Depositary may sell the Preferred Stock then held by it at public or private sales, at such place or places and upon such terms as it deems proper and may thereafter hold the net proceeds of any such sale, together with any money and other property then held by it, without liability or interest thereon, for the pro rata benefit of the Record Holders of Receipts which have not been surrendered. Subject to applicable escheat laws, any monies set aside by the Company in respect of any payment with respect to the Preferred Stock represented by the Depositary Shares, or dividends thereon, and unclaimed at the end of three years from the date upon which such payment is due and payable shall revert to the general funds of the Company, after which time the Record Holders of such Depositary Shares shall look only to the general funds of the Company for the payment thereof.

     Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary and any Depositary's Agent under Sections 5.6 and 5.7.


                                   ARTICLE VII

                                  Miscellaneous

     Section 7.1 COUNTERPARTS. This Deposit Agreement may be executed in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     Section 7.2 EXCLUSIVE BENEFIT OF PARTIES. This Deposit Agreement is for the exclusive benefit of the parties hereto, including the holders of the Receipts, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

     Section 7.3 INVALIDITY OF PROVISIONS. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 7.4 NOTICES. Any and all notices to be given to the Company hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, telegram, telex or facsimile confirmed by letter, addressed to the Company at 4643 South Ulster Street, Denver, Colorado 80237, to the attention of Stan DiCieco, the Chief Financial Officer, facsimile number (303) 770-4207, or at any other address of which the Company shall have notified the Depositary in writing.

     Any and all notices to be given to the Depositary hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, telegram or facsimile confirmed by letter, addressed to the Depositary at the Depositary's Office at 101 East Fifth Street St. Paul, Minnesota 55101-1860 to the attention of the Corporate Trust Department, facsimile (612) 229-6415or at any other address of which the Depositary shall have notified the Company in writing.

     Any and all notices to be given to any Record Holder of a Receipt hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to such Record Holder at the address of such Record Holder as it appears on the Receipt register of the Depositary, or if such Record Holder shall have filed with the Depositary a written request that notices intended for such Record Holder be mailed to some other address, at the address designated in such request.

     Delivery of a notice sent by mail, by telegram, telex or facsimile shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a telegram or telex message) is deposited, postage prepaid, in a post office letter box. The Depositary or the

Company may, however, act upon any telegram, telex or facsimile message received by it from the other or from any Record Holder of a Receipt, notwithstanding that such telegram, telex or facsimile message shall not subsequently be confirmed by letter or as aforesaid.

     Section 7.5 DEPOSITARY'S AGENTS. The Depositary may from time to time appoint one or more agents (each, a "Depository's Agent") to act in any respect for the Depositary for the purposes of this Deposit Agreement and may at any time appoint additional Depositary's Agents and vary or terminate the appointment of such Depositary's Agents. The Depositary will notify the Company of any such action.

     Section 7.6 HOLDERS OF RECEIPTS ARE PARTIES. The Record Holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by and entitled to the benefits of all of the terms and conditions hereof and of the Receipts by acceptance of delivery thereof.

     Section 7.7 GOVERNING LAW. This Deposit Agreement and the Receipts and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to principles of conflict of laws.

     Section 7.8 INSPECTION OF DEPOSIT AGREEMENT. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary's Agents and shall be open to inspection during business hours at the Depositary's Office and the respective offices of the Depositary's Agents, if any, by any Record Holder of a Receipt.

     Section 7.9 HEADINGS. The headings of articles and sections in this Deposit Agreement and in the form of Receipt set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or the Receipts or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

     IN WITNESS WHEREOF, the Company and the Depositary have duly executed this Deposit Agreement as of the day and year first above set forth, and all holders of Receipts shall become parties hereto by and upon acceptance by them of delivery of Receipts issued in accordance with the terms hereof.

                                    UNITED INTERNATIONAL HOLDINGS, INC.



                                    By:    /s/ Ellen P. Spangler
                                       ----------------------------------------
                                    Name:  Ellen P. Spangler
                                    Title: Senior Vice President and Secretary



                                    FIRSTAR BANK OF MINNESOTA, N.A.,
                                    as Depositary



                                    By:   /s/  Frank P. Leslie III
                                       ----------------------------------------
                                    Name:  Frank P. Leslie III
                                    Title: Vice President

                                     ANNEX A

                           FORM OF DEPOSITARY RECEIPT

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT, IN CONNECTION WITH EXEMPT RESALES OF THE DEPOSITARY SHARES BY DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, GOLDMAN, SACHS & CO., CREDIT SUISSE FIRST BOSTON CORPORATION AND SALOMON SMITH BARNEY INC. (THE "INITIAL PURCHASERS"), IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB");

(2) AGREES THAT, IN CONNECTION WITH RESALES AND TRANSFERS OF THIS SECURITY OTHER THAN EXEMPT RESALES OF THE DEPOSITARY SHARES BY THE INITIAL PURCHASERS, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN ADDITION, IN THE CASE OF RESALES OF DEPOSITARY SHARES OR PREFERRED STOCK, (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERM "OFFSHORE TRANSACTION," HAS THE MEANING GIVEN TO IT BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE AGENT AUTHORIZED BY THE ISSUER FOR THE REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Number 001                                           8,500,000 DEPOSITARY SHARES

      (each representing 1/20th of one share 7% Series C Senior Cumulative
                          Convertible Preferred Stock)

              DEPOSITARY RECEIPT FOR DEPOSITARY SHARES REPRESENTING
          7% SERIES C SENIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

                       UNITED INTERNATIONAL HOLDINGS, INC.           913247 10 2

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             SEE REVERSE FOR CERTAIN
                           DEFINITIONS AND INFORMATION

                 Firstar Bank of Minnesota, N.A., as Depositary
              (the "Depositary"), hereby certifies that Cede & Co.

is the registered owner of EIGHT MILLION FIVE HUNDRED THOUSAND SHARES, ("Depositary Shares"), each Depositary Share representing one twentieth of one share of 7% Series C Senior Cumulative Convertible Preferred Stock, par value $0.01, of United International Holdings, Inc., a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of July 6, 1999 (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

All Depositary Shares evidenced by this Depositary Receipt and all increases and decreases of the number of Depositary Shares and the respective dates thereof shall be endorsed by the holder or any appointed custodian hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof.

Dated:                                           July 6, 1999
                                                 Firstar Bank of Minnesota, N.A.

                                                 -------------------------------
                                                 Name:   Frank P. Leslie, III
                                                 Title:  Vice President

               THE ADDRESS OF THE PRINCIPAL CORPORATE TRUST OFFICE
                   OF THE DEPOSITARY IS 101 EAST FIFTH STREET
                         ST. PAUL, MINNESOTA 55101-1860

                       UNITED INTERNATIONAL HOLDINGS, INC.

UNITED INTERNATIONAL HOLDINGS, INC. WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED AND AT THE ADDRESS SET FORTH ON THE FACE OF THIS RECEIPT.

                         ------------------------------

  The following abbreviations when used in the instructions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenant in common       UNIF GIFT MIN ACT - _____ Custodian ______
                                                       (Cust)          (Minor)
TEN ENT - as tenants by the entireties         Under Uniform Gifts to Minors Act

JT TEN -  as joint tenants with right of
          survivorship and not as                -------------------------------
          tenants in comon                                   (State)

              Additional abbreviations may also be used though not in the above list.

              For value received, hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Depositary Shares represented by the within Receipt, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated: _________________                          Signed:_______________________

NOTICE: The signature to the assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

                              NOTICE OF CONVERSION

The undersigned holder of this Receipt hereby irrevocably exercises the option to convert ____ shares of 7% Series C Senior Cumulative Convertible Preferred Stock represented by this Receipt into shares of Class A Common Stock (par value $.01 per share (the "Common Stock") and any other applicable securities or property) of the Company. In accordance with the terms of and conditions of the 7% Series C Senior Cumulative Convertible Preferred Stock and further as provided in the Deposit Agreement, and directs that the shares of Common Stock deliverable upon such conversion be registered in the name of and delivered, together with a check in payment for any fractional share and any other property deliverable upon such conversion, to the undersigned unless a different name has been indicated below. If securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. If the number of shares of 7% Series C Senior Cumulative Convertible Preferred Stock indicated above is less than the number of shares of 7% Series C Senior Cumulative Convertible Preferred Stock on deposit in respect of this Receipt the undersigned directs that the Depositary issue to the undersigned, unless a different name is indicated below, a new Receipt evidencing the 7% Series C Senior Cumulative Convertible Preferred Stock for the balance of the shares of 7% Series C Senior Cumulative Convertible Preferred Stock not to be converted.

Dated: ___________________
                                   Signature: __________________________________
                                   NOTE: The above signature should correspond exactly with the name on the face of this Receipt or with the name of the assignee appearing in the assignment form

              (Please print name and address of registered holder)

Name:___________________________________________________________________________


Address_________________________________________________________________________
          (Please indicate other delivery instructions, if applicable)

Name:___________________________________________________________________________


Address:________________________________________________________________________

             SCHEDULE OF EXCHANGES/CONVERSIONS OF DEPOSITARY SHARES

     The following exchanges or conversions of a part of this Depositary Receipt have been made:

------------------------------ -------------------- --------------------- -------------------- -----------------------
                               Number of
                               Depositary Shares
                               Exchanged
                               for 7% Series C      Number of
                               Senior Cumulative    Depositary Shares     Number of            Signature of
Date of                        Convertible          Converted to          Depositary Shares    Authorized Signatory
Exchange/Conversion            Preferred Stock      Class A Common Stock  Remaining            of Custodian
------------------------------ -------------------- --------------------- -------------------- -----------------------


------------------------------ -------------------- --------------------- -------------------- -----------------------


------------------------------ -------------------- --------------------- -------------------- -----------------------


------------------------------ -------------------- --------------------- -------------------- -----------------------